Page 19 of 20 Pages



                                    EXHIBIT E

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Globalstar Telecommunications Limited dated as of February 12, 1999 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  February 12, 1999               QUANTUM INDUSTRIAL PARTNERS LDC


                                       By:   /S/ MICHAEL C. NEUS
                                             -----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


Date:  February 12, 1999               QIH MANAGEMENT INVESTOR, L.P.

                                       By:   QIH Management, Inc.,
                                             its General Partner


                                             By:  /S/ MICHAEL C. NEUS
                                                  ------------------------------
                                                  Michael C. Neus
                                                  Vice President


Date:  February 12, 1999               QIH MANAGEMENT, INC.


                                       By:   /S/ MICHAEL C. NEUS
                                             -----------------------------------
                                             Michael C. Neus
                                             Vice President


Date:  February 12, 1999               QUASAR STRATEGIC PARTNERS LDC


                                       By:   /S/ MICHAEL C. NEUS
                                             -----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


Date:  February 12, 1999               SOROS FUND MANAGEMENT LLC

                                       By:   /S/ MICHAEL C. NEUS
                                             -----------------------------------
                                             Michael C. Neus
                                             Assistant General Counsel



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                                                             Page 20 of 20 Pages



Date:  February 12, 1999               GEORGE SOROS


                                       By:   /S/ MICHAEL C. NEUS
                                             -----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


Date:  February 12, 1999               STANLEY F. DRUCKENMILLER


                                       By:   /S/ MICHAEL C. NEUS
                                             -----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact